U.S. Small Business Administration

FORM OF NOTE

SBA Loan #	
SBA Loan Name	
Date	
Loan Amount	
Interest Rate	1%
Borrower	
Operating Company	
Lender	Evolve Bank & Trust

1. PROMISE TO PAY:

In return for the Loan, Borrower promises to pay to the order of Lender the amount of

____

Dollars, interest on the unpaid principal balance, and all other amounts required by this Note.

2. DEFINITIONS:

"Collateral" means any property taken as security for payment of this Note or any guarantee of this Note.

"Guarantor" means each person or entity that signs a guarantee of payment of this Note.

"Loan" means the loan evidenced by this Note.

"Loan Documents" means the documents related to this loan signed by Borrower, any Guarantor, or anyone who pledges collateral.

"SBA" means the Small Business Administration, an Agency of the United States of America.

3. PAYMENT TERMS:

Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

1. Maturity: This Note will mature in 2 years from date of initial disbursement.

2. Repayment Terms:
The interest rate is 1% per year.
Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees. and will apply any remaining balance to reduce principal.

Loan Prepayment:
Notwithstanding any provisions in this Note to the contrary:

Borrower may prepay this Note. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must:

a. Give Lender written notice
b. Pay all accrued interest: and
c. If the prepayment is received less than 21 days from the date Lender receives the notice, pay an amount equal to 21 days' interest from the date lender receives the notice, less any interest accrued during the 21 days and paid under subparagraph b., above.

If Borrower does not repay within 30 days from the date Lender receives the notice, Borrower must give Lender a new notice.

All remaining principal and accrued interest is due and payable 2 years from date of initial disbursement.

4. DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower or Operating Company:

A. Fails to do anything required by this Note and other Loan Documents;

B. Defaults on any other loan with Lender;

C. Does not preserve, or account to Lender's satisfaction for, any of the Collateral or its proceeds;

D. Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;

E. Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;

F. Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower's ability to pay this Note;

G. Fails to pay any taxes when due;

H. Becomes the subject of a proceeding under any bankruptcy or insolvency law;

I. Has a receiver or liquidator appointed for any part of their business or property;

J. Makes an assignment for the benefit of creditors;

K. Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower's ability to pay this Note;

L. Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender's prior written consent; or

M. Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower's ability to pay this Note.

5. LENDER'S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A. Require immediate payment of all amounts owing under this Note;

B. Collect all amounts owing from any Borrower or Guarantor;

C. File suit and obtain judgment;

D. Take possession of any Collateral; or

E. Sell, lease, or otherwise dispose of, any Collateral at public or private sale, with or without advertisement.

6. LENDER'S GENERAL POWERS:

Without notice and without Borrower's consent, Lender may:

A. Bid on or buy the Collateral at its sale or the sale of another lienholder, at any price it chooses;

B. Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document, and preserve or dispose of the Collateral. Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney's fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;

C. Release anyone obligated to pay this Note;

D. Compromise, release, renew, extend or substitute any of the Collateral; and

E. Take any action necessary to protect the Collateral or collect amounts owing on this Note.

7. WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

8. SUCCESSORS AND ASSIGNS:

Under this Note, Borrower and Operating Company include the successors of each, and Lender includes its successors and assigns.

9. GENERAL PROVISIONS:

A. All individuals and entities signing this Note are jointly and severally liable.

B. Borrower waives all suretyship defenses.

C. Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender's liens on Collateral.

D. Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.

E. Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.

F. If any part of this Note is unenforceable, all other parts remain in effect.

G. To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee; did not obtain, perfect, or maintain a lien upon Collateral; impaired Collateral; or did not obtain the fair market value of Collateral at a sale.

10. STATE-SPECIFIC PROVISIONS:

When Lender, or its successor, assignee or transferee other than the SBA, is the holder, this Note will be interpreted and enforced under Tennessee law, without regard to choice of law rules.

[Signature on Following Page]

11. BORROWER'S NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated under this Note as Borrower.

Seamus Lagan

EVOLVE
bank & trust

Triad Centre III
6070 Poplar Avenue
Suite 200
Memphis, TN 38119
office 901.624.5500
fax 901.624.5540

Form 3245
Amendment

Lender:
Evolve Bank & Trust 301
Shoppingway Blvd.
West Memphis, AR 72301

Borrower:

931 Village Blvd
Suite 905 - 196
West Palm Beach, FL 33409

Date:

Loan Number:

Regarding final loan amounts:

I acknowledge that the final loan amount may be different than the amount provided on the application for the aforementioned Borrower.

I agree that the final loan amount is ______________ which was based off the final calculation of 2.5 times the eligible payroll costs of the aforementioned borrower.

I further agree that all other information on the applications and any certifications/attestations on the application are correct and still apply.

Regarding future forgiveness of loan proceeds:

The SBA-PPP provides that borrower will not be responsible for any loan payment if the borrower uses all the loan proceeds for forgivable purposes described below and employee and compensation levels are maintained. The actual amount of loan forgiveness will depend, in part, on the total amount of payroll costs, payments of interest on mortgage obligations incurred before February 15, 2020, rent payments on leases dated before February 15, 2020, and utility payments under service agreements dated before February 15, 2020, over the eight-week period following the date of the loan. However, **not more than 25 percent of the loan forgiveness amount may be attributable to non-payroll costs**.

It is expected SBA will issue additional guidance on loan forgiveness.

Borrower: Seamus Lagan

5572A17A8D7B473...

Authorized Signer Date